UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive Detroit, Michigan 48211-1198
(Address of principal executive offices) (Zip Code)

(313) 758-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

On June 2, 2025, American Axle & Manufacturing Holdings, Inc., a Delaware corporation (“AAM” or the “Company”), filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with (A) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (“AAM Common Stock,” and each share thereof, an “AAM Share” and, collectively, the “AAM Shares”), from 150,000,000 AAM Shares to 375,000,000 AAM Shares; and (B) the proposed issuance (the “Share Issuance”) of new AAM Shares representing the stock consideration in the Company’s recommended offer to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Business Combination”). The special meeting of AAM’s stockholders (“AAM Stockholders”) to approve, among other things, the Charter Amendment and the Share Issuance has been scheduled for July 15, 2025, at 8:00 a.m., Eastern Time (the “Special Meeting”).

This Current Report on Form 8-K (this “Current Report on Form 8-K”) is being filed to amend and supplement the information contained in the Proxy Statement, and the information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. The supplemental information herein should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety. To the extent that information contained in this Current Report on Form 8-K differs from, or updates information contained in, the Proxy Statement, the information contained in this Current Report on Form 8-K shall supersede or supplement (as applicable) the applicable information contained in the Proxy Statement. Except as otherwise described in this Current Report on Form 8-K or the documents referred to, contained in or incorporated by reference in this Current Report on Form 8-K, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended. All page references in this Current Report on Form 8-K are to pages in the Proxy Statement. Terms used in this Current Report on Form 8-K, but not otherwise defined herein, have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated disclosures from the Proxy Statement is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.

If you have not already submitted a proxy for use at the Special Meeting, you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that AAM Stockholders may have previously received or delivered. No action is required by any AAM Stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change such proxy or voting instructions.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT

1.            The disclosure in the section of the Proxy Statement entitled “Information About the Combination—Consideration Adjustments” is hereby supplemented by amending and restating such section in its entirety as follows:

Consideration Adjustments

The consideration payable to Dowlais Shareholders pursuant to the Combination is subject to adjustment if (i) Dowlais Shares held by the Melrose Employee Share Ownership Trust (as defined below) are repurchased by Dowlais for nil consideration and cancelled, (ii) the FY24 Final Dividend exceeds 2.8 pence per Dowlais Share or (iii) Dowlais announces, declares, makes or pays any dividend or distribution (other than the FY24 Final Dividend), or there are any repurchases of Dowlais Shares by Dowlais pursuant to the Buyback Programme (as defined below) (clauses (i), (ii) and (iii), collectively, the “Consideration Adjustments”).

In connection with the April 2023 demerger of Dowlais from Melrose Industries PLC (“Melrose”), 27,865,471 Dowlais Shares (constituting 2.1% of the total issued ordinary shares of Dowlais as of January 28, 2025, the last business day before the date of the Offer Announcement), were placed in a trust (the “Melrose Employee Share Ownership Trust”) to satisfy the vesting of options over Dowlais Shares granted by Melrose to certain Melrose group employees and executive directors under the Melrose Automotive Share Plan (the “MASP”) (such options over Dowlais Shares, the “Melrose Options”). To ensure that the total value of the consideration payable in the Combination for the entire issued and to be issued share capital of Dowlais remains the same regardless of whether the Melrose Options vest or lapse, AAM has agreed that, to the extent that, prior to the consummation of the Combination, the Dowlais Shares held by the Melrose Employee Share Ownership Trust are repurchased by Dowlais for nil consideration and cancelled pursuant to certain agreements between the parties (such repurchased and cancelled Dowlais Shares, “Cancelled Shares”), AAM will increase the cash consideration and the number of New AAM Shares payable to Dowlais Shareholders pursuant to the Combination so as to re-allocate to Dowlais Shareholders (based on the fully diluted share capital of Dowlais at the time of such repurchase and cancellation) the cash consideration and New AAM Shares that such Cancelled Shares would have received upon consummation of the Combination (the increase in consideration payable pursuant to the Combination attributable to such re-allocation, the “Melrose Consideration Adjustment”). ~~There can be no certainty that any such Melrose Consideration Adjustment will occur under the terms of the Combination.~~

On June 5, 2025, Dowlais announced that it acquired, for nil consideration, and immediately cancelled 27,865,471 Dowlais Shares (the “Cancellation”).

The Cancellation relates to all of the Dowlais Shares previously held by the Melrose Employee Share Ownership Trust to satisfy options granted by Melrose to individuals under the MASP and held since the demerger of Dowlais from Melrose. As previously disclosed in the Offer Announcement and as provided above, in the event of the Cancellation, AAM agreed to increase the cash and share consideration payable per Dowlais Share to reflect the reduced number of Dowlais Shares in issue.

As a result of the Cancellation, the consideration payable per Dowlais Share under the Combination has been increased such that Dowlais Shareholders will be entitled to receive, for each Dowlais Share held:

•	0.0881 New AAM Shares; and

•	43 pence in cash.

The increased consideration payable per Dowlais Share by AAM does not increase the total cash consideration payable by AAM nor the total number of New AAM Shares to be issued pursuant to the Combination (other than insignificant changes as a result of rounding).

AAM and Dowlais have agreed to certain arrangements with regard to the payment of dividends and other distributions and returns of capital prior to the Scheme of Arrangement becoming effective. AAM will not announce, declare, make or pay any dividend or other distribution or other return of capital. If, during the pendency of the Combination, AAM announces, declares, makes or pays any dividend or other distribution or other return of capital (an “AAM Excluded Dividend”), then Dowlais is entitled to elect by five business days’ written notice to AAM to declare and pay an equalizing dividend to Dowlais Shareholders so as to reflect the value attributable to all or part of such dividend, distribution or return of capital, at the spot exchange rate between U.S. Dollars and Pound Sterling as published by the Bank of England, without any consequential reduction to the Consideration (a “Dowlais Equalizing Dividend”). Under the terms of the Combination, Dowlais Shareholders were entitled to receive the FY24 Final Dividend of 2.8 pence per share, which was paid on May 29, 2025. Dowlais is permitted to make the following distributions: (i) the FY24 Final Dividend, provided that such dividend does not exceed an amount per Dowlais Share of more than 2.8 pence and (ii) any Dowlais Equalizing Dividend. If any dividend or other distribution is announced, declared, made or paid, or becomes payable, in respect of Dowlais Shares on or after the date of the Offer Announcement and before the date on which the Combination becomes effective (other than the FY24 Final Dividend or any repurchases of Dowlais Shares by Dowlais pursuant to the share buyback programme announced on March 21, 2024 by Dowlais on the LSE (the “Buyback Programme”)), AAM reserves the right to reduce the consideration payable in respect of each Dowlais Share by the amount of all or part of any such dividend or other distribution. If AAM exercises this right or makes such a reduction in respect of a dividend, other distribution or return of capital that has not been paid, Dowlais Shareholders will be entitled to receive and retain that dividend, other distribution or return of capital. The Buyback Programme was terminated on January 29, 2025, following the Offer Announcement.

2.            The disclosure in each applicable section of the Proxy Statement (other than the disclosure set forth in Annex I through Annex V to the Proxy Statement and the disclosure set forth in the sections of the Proxy Statement entitled “Information About the Combination—Background of the Combination,” “Information About the Combination—Reasons for the Combination,” “Information About the Combination—Opinion of J.P. Morgan” and “Unaudited Pro Forma Condensed Combined Financial Information”) is hereby supplemented as follows:

•	All references regarding the cash consideration payable under the Combination to Dowlais Shareholders per Dowlais Share held being “42 pence per share” are hereby amended and replaced with “43 pence per share”.

•	All references regarding the share consideration payable under the Combination to Dowlais Shareholders per Dowlais Share held being “0.0863 AAM Shares” or “0.0863 New AAM Shares” (or words of similar import) are hereby amended and replaced with “0.0881 AAM Shares” and “0.0881 New AAM Shares,” respectively.

•	All references to “the terms of the Offer,” “the terms of the Combination” or words of similar import shall be deemed to be references to such terms as supplemented by the disclosures contained in this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Regarding Forward-Looking Statements

In this Current Report on Form 8-K, AAM makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate the Business Combination in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the SEC, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Business Combination, including the Charter Amendment and the Share Issuance. In connection with the Charter Amendment and the Share Issuance, AAM filed the Proxy Statement with the SEC on June 2, 2025. To the extent the Business Combination is effected as a scheme of arrangement under English law, the issuance of AAM Shares in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM Shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at the SEC’s website at https://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

PARTICIPANTS IN THE SOLICITATION

AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM Stockholders in respect of the Business Combination, including the Charter Amendment and the Share Issuance. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, the definitive proxy statement on Schedule 14A for AAM’s 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025, the Current Report on Form 8-K of AAM, which was filed with the SEC on March 17, 2025, and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2025 (SEC Accession No. 0001062231-25-000064). Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC’s website at https://www.sec.gov and AAM’s website at https://www.aam.com/investors.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	June 9, 2025	By:	/s/ Matthew K. Paroly
Matthew K. Paroly
Vice President, General Counsel & Secretary